INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES [Abstract]
INCOME TAXES

7. INCOME TAXES:

Tax losses amounted to approximately $3,100,000 and $4,500,000 for the years ended December 31, 2012 and December 31, 2011, respectively. The Company's Federal net operating loss carry forward amounts to approximately $21,126,000 and expires through 2032. The Company's remaining New Jersey net operating loss carry forward amounts to approximately $14,306,000 and expires through 2032. These loss carry forwards are subject to limitation in future years should certain ownership changes occur. A full valuation allowance equal to the deferred tax asset has been recorded due to the uncertainty that the Company will have the ability to utilize such asset.

During the year ended December 31, 2012 the Company sold a portion of its New Jersey Net Operating Loss tax carryforwards to an industrial company under provisions in the New Jersey tax code. For the 2012 sale, the Company received proceeds of approximately $391,756.  There can be no assurance that the Company will again be eligible in the future to participate or be successful in future sales of its New Jersey Net Operating Loss tax carryforwards.

For the years ended December 31, 2012 and December 31, 2011, respectively, the Company's effective tax rate differs from the federal statutory rate principally due to net operating losses offset by certain non-deductible expenses for which no benefit has been recorded.

A reconciliation of the Federal statutory rate to the Company's effective tax rate for the years ended December 31, 2012 and December 31, 2011 is as follows:

	2012	2011
Federal statutory rate	(34.0)%	(34.0)%
Decrease resulting from:
Non-deductible expenses	4.4	5.9
Timing differences	-	-
Change in valuation allowance	28.8	25.0
Net operating losses	0.8	3.1
Effective tax rate	-%	-%